Exhibit 10.5

THIRD AMENDED AND RESTATED
ESCROW AND SECURITY AGREEMENT
THIS THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of September 25, 2019 by ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Grantor”, and collectively with the Company, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.
RECITALS

A.    Pursuant to a Second Amended and Restated Credit Agreement dated as of July 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”) or Used Vehicle Borrowers (the “Existing Used Vehicle Borrowers” and, collectively with the Company and the Existing New Vehicle Borrowers, the “Existing Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (collectively, the “Existing Lenders”), the Existing Lenders agreed to provide (i) to the Company, a revolving credit facility with a letter of credit sublimit and swing line facility, (ii) to the Existing New Vehicle Borrowers, a revolving new vehicle floorplan facility, including a new vehicle swing line subfacility and (iii) to the Existing Used Vehicle Borrowers, a revolving used vehicle floorplan facility, including a used vehicle swing line subfacility.

B.    In connection with the Existing Credit Agreement, certain of the Grantors (collectively, the “Existing Grantors”) entered into that certain Second Amended and Restated Escrow and Security Agreement dated as of July 25, 2016 (as amended, supplemented or otherwise modified prior to the date hereof the “Existing Escrow and Security Agreement”) pursuant to which the Existing Grantors granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest (the “Existing Security Interest”) in all right, title or interest in or to any and all of certain assets and properties of the Existing Grantors as more particularly set forth therein.

C.    The Existing Borrowers have requested that the Existing Credit Agreement be amended and restated, on the terms set forth in that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers or Used Vehicle Borrowers (collectively with the Company, the “Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (the “Lenders”).

D.    Certain additional extensions of credit may be made from time to time for the benefit of the Grantors or the other Loan Parties pursuant to certain Secured Cash Management and Secured Hedge Agreements (each as defined in the Credit Agreement).

E.    Each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit, and (i) the Company, in addition to being a Borrower, is party to the Company Guaranty pursuant to which the Company guarantees the Obligations of the other Loan Parties, (ii) certain of the Grantors are Vehicle Borrowers, and (iii) each Grantor (other than the Company) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Grantor guarantees the Obligations of the other Loan Parties.

F.    In order to induce the Secured Parties to enter into the Loan Documents and to make Loans and issue Letters of Credit, each Grantor has agreed to make all shares of capital stock or Equity Interests of the Subsidiaries described on Schedule I attached hereto and incorporated herein (as such schedule may be amended or supplemented from time to time), to the extent constituting Excluded Property (collectively, the “Escrow Subsidiaries”) of the respective Grantors subject to the terms and provisions of this Agreement.
G.    Some or all of the Equity Interests in the Escrow Subsidiaries constitute Excluded Property (any such Equity Interests, the “Restricted Equity Interests”).
H.    In lieu of a pledge by the Grantors to the Administrative Agent of the Restricted Equity Interests, the Grantors shall grant a security interest in certain Disposition Proceeds (as defined in Section 2.01 below) of such Restricted Equity Interests.
I.    To further protect the Secured Parties, the Grantors will deliver the Escrowed Shares (as defined in Section 1.01 below) into escrow to be held in accordance with this Agreement.
J.    It is a condition precedent to the Secured Parties’ obligations to amend and restate the Existing Credit Agreement and make and maintain such extensions of credit that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, and in further consideration of the premises and the mutual covenants contained herein, the Existing Escrow and Security Agreement is hereby amended and restated and the parties hereto agree as follows:

ARTICLE I.

ESCROW
1.01    Escrow. Upon the terms hereof, each Grantor hereby delivers to the Administrative Agent, in escrow (the “Escrow”) all of the issued and outstanding certificated shares of capital stock or other Equity Interests now or hereafter owned by such Grantor described on Schedule I attached hereto and incorporated herein, (as such schedule may be amended or supplemented from time to time) to the extent such certificated shares of capital stock or other Equity Interests constitute Excluded Property (collectively, the “Escrowed Shares”).
1.02    Terms of Escrow.
(1)     The parties hereby appoint the Administrative Agent as escrow agent in accordance with the terms and conditions set forth herein, and the Administrative Agent hereby accepts such appointment as escrow agent.

(a)    The Administrative Agent shall disburse all or any part of the Escrowed Shares as follows: any time the Administrative Agent receives (i) a written notification executed by a Grantor (or such Grantor’s successor interest to the Escrowed Shares) advising the Administrative Agent of a proposed Disposition (as defined below) of Escrowed Shares or Restricted Disposition Proceeds, (ii) (subject to Section 4.04(a)) all Disposition Proceeds (as herein defined) paid or payable to Grantors in respect of such Escrowed Shares, and (iii) if other than cash, duly executed instruments of assignment and delivery, the Administrative Agent shall immediately release such portion of the Escrowed Shares, subject to clause (f), as is specified in such written notice to the Persons specified in such written notice.
(b)    The Administrative Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Administrative Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority, or rights of the Persons executing or delivering or purporting to execute or deliver any document or property or this Agreement.
(c)    (i)     In its capacity as escrow agent, the Administrative Agent shall have no duties or responsibilities other than those expressly set forth herein and, except as expressly set forth herein, shall have no duty to enforce any obligation of any Person, to make any payment or delivery of Disposition Proceeds, or to direct or cause any payment or delivery thereof, or to direct or cause any payment or delivery thereof to be made, or to enforce any obligation of any Person to perform any other act. The Administrative Agent shall be under no liability to any Person by reason of any failure on the part of any other Person to perform such Person’s obligations under any agreement involving or relating in any way to the Escrowed Shares or the Disposition thereof by the Grantors.
(ii)    The Administrative Agent in its role as escrow agent shall not be liable to the Grantors or to any other Person for any action taken or omitted by it in good faith and in the exercise of its own best judgment. The Administrative Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Administrative Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but as to the acceptability and reliability of any information therein contained) which is believed by the Administrative Agent to be genuine and to be signed or presented by the proper Person or Persons.
(d)    The Grantors shall pay all income, withholding and any other taxes imposed on or measured by income which are attributable to income from the Escrowed Shares and the Disposition Proceeds for the time all or any part thereof are held in escrow hereunder, and shall file all tax and information returns applicable thereto. To the extent that the Administrative Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the Escrowed Shares and Disposition Proceeds, the Administrative Agent may but shall not be obligated to pay such taxes. The Administrative Agent may withhold or offset from any amount payable by the Administrative Agent to the Grantors such amount as the Administrative Agent determines in its sole discretion to be sufficient to provide for the payment of such taxes; alternately any such amount paid by the Administrative Agent shall become a part of the Obligations. In addition, the Administrative Agent shall be indemnified and held harmless by the Grantors from and against any liability for such taxes and for any penalties or interest in respect of taxes on such investment income or payments in the manner provided in subparagraph (k) below.

(e)    The Administrative Agent is acting as an escrow agent only with respect to the Escrowed Shares and related Restricted Disposition Proceeds (as defined in Section 2.01 below). If any dispute arises as to whether the Administrative Agent is obligated to deliver the Escrowed Shares or as to whom the Escrowed Shares are to be delivered, the Administrative Agent shall not be required to make any delivery, but in such event the Administrative Agent may hold the Escrowed Shares until receipt by the Administrative Agent of the Disposition Proceeds and (i) instructions in writing, signed by all parties which have, or claim to have, an interest in the Escrowed Shares, directing the disposition of the Escrowed Shares, or (ii) in the absence of such writing, a final judgment from a court of competent jurisdiction or final binding arbitration award providing for the disposition of the Escrowed Shares.
(f)    The Administrative Agent shall be entitled to reimbursement from the Grantors for all expenses paid or incurred by the Administrative Agent in the administration of its duties hereunder, including, but not limited to, all attorneys’, advisors’ and consultants’ fees and expenses and all taxes or other governmental charges.
(g)    The Administrative Agent may resign as escrow agent at any time and be discharged from its duties as escrow agent hereunder. As soon as practicable after its resignation, the Administrative Agent shall turn over to a successor escrow agent appointed by it and the Grantors all Escrowed Shares held hereunder upon presentation of a document appointing the successor escrow agent and its acceptance thereof. If no successor escrow agent is so appointed within the 30-day period following such notice of resignation, the Administrative Agent may deposit the Escrowed Shares with any court in the United States it deems appropriate.
(h)    From time to time on and after the date hereof, including without limitation concurrently with the delivery of a written notice as provided in Section 1.02(b), the Grantors shall deliver or cause to be delivered to the Administrative Agent such further documents and instruments and shall do and cause to be done such further acts as the Administrative Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.
(j)    It is agreed that the Grantor shall retain all rights to dividends, all rights to vote and all other rights in respect of ownership of the Escrowed Shares, subject only to the Security Interest in the Disposition Proceeds Collateral (each as defined in Section 2.01 below); provided, that any certificated Restricted Equity Interests received as a dividend or other distribution in respect of Escrowed Shares shall be delivered to the Administrative Agent, in escrow, to be held pursuant to the terms of this Agreement.
(k)    EACH GRANTOR SHALL AND DOES HEREBY JOINTLY AND SEVERALLY INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT AND EACH OF THE SECURED PARTIES AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT AND AFFILIATES (EACH AN “INDEMNITEE” AND COLLECTIVELY, THE “INDEMN1TEES”) HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, COSTS, DAMAGES, JUDGMENTS, EXPENSES, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE INCLUDING ATTORNEYS FEES AND EXPENSES INCURRED IN CONNECTION THEREWITH (“LIABILITIES”) WHICH ANY INDEMNITEE INCURS OR SUSTAINS, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SERVICES OF THE ADMINISTRATIVE AGENT HEREUNDER, THE ACTIONS OR OMISSIONS OF ANY INDEMNITEE IN CONNECTION WITH THIS AGREEMENT, THE ESCROWED SHARES AND/OR THE DISPOSITION PROCEEDS HELD BY THE ADMINISTRATIVE AGENT HEREUNDER

OR ANY INCOME EARNED THEREFROM INCLUDING, WITHOUT LIMITATION, LIABILITIES WHICH ARISE IN WHOLE OR IN PART FROM THE NEGLIGENCE, WHETHER SOLE OR CONCURRENT ON THE PART OF ANY INDEMNITEE BUT EXPRESSLY EXCLUDING THEREFROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE. THE FOREGOING INDEMNITY SHALL SURVIVE SATISFACTION OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.
ARTICLE II.

GRANT OF SECURITY INTEREST
2.01    Assignment and Grant of Security. As collateral security for the payment, performance and satisfaction of such Grantor’s respective Secured Obligations, each Grantor grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in (and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties ) (collectively, the “Security Interest”) all rights, titles and interests which such Grantor now has or at any time in the future may acquire in the following (collectively, the “Disposition Proceeds”): (i) all purchase and sale agreements relating to any of the Restricted Equity Interests and all rights to secure payment thereunder; (ii) the cash proceeds and all securities, general intangibles, contract rights, or any other proceeds whatsoever (other than shares of a Subsidiary which the Grantor is not obligated to pledge) which are received or from time to time receivable or otherwise distributed in respect of the transfer, sale, assignment, conveyance or other disposition of any kind (each, a “Disposition”) of the Escrowed Shares or other Restricted Equity Interests and any other property substituted or exchanged therefor (other than Restricted Disposition Proceeds (as hereinafter defined) and other shares of a Subsidiary which the Grantor is not obligated to pledge) including without limitation proceeds from any foreclosure sale or any other forced sale or liquidation or any sale or disposition arising or occurring pursuant to a plan in bankruptcy; and (iii) any and all proceeds or other sums payable and/or distributable with respect to, all or any of the Escrowed Shares or other Restricted Equity Interests and the other interests described in the preceding clauses (i), (ii) and (iii) hereof. Disposition Proceeds which constitute Restricted Equity Interests shall be referred to herein as “Restricted Disposition Proceeds” and shall not be included within the property subject to the Security Interest. The Disposition Proceeds subject to the Security Interest are referred to herein as the “Disposition Proceeds Collateral”. Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2.01 shall not include, and the term “Disposition Proceeds Collateral” shall not include, any Excluded Property.
“Secured Obligations” means:

(a)     as to the Company, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Company Guaranty Agreement), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

(b)     as to each Grantor which is a New Vehicle Borrower, (i) all of its Obligations arising under the Credit Agreement, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party; and

(c)     as to each Grantor which is a Referenced Subsidiary, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

provided, that the Secured Obligations of a Grantor shall exclude any Excluded Swap Obligations with respect to such Grantor.

“Referenced Subsidiary” means each Grantor other than (x) the Company and (y) any Grantor which is a New Vehicle Borrower.

2.02    Delivery of Disposition Proceeds. Upon any Disposition of all or a part of the Escrowed Shares or other Restricted Equity Interests (including without limitation any foreclosure sale, any other forced sale or any sale or disposition arising or occurring pursuant to a plan in bankruptcy), subject to Section 4.04(a) the Grantors shall deliver to the Administrative Agent the Disposition Proceeds, including (with respect to any certificated Disposition Proceeds) duly executed instruments of transfer, all in form and substance reasonably satisfactory to the Administrative Agent. The term “certificated” when used with the term “Disposition Proceeds” shall mean any such Disposition Proceeds which are evidenced or represented by a note, certificate, instrument, chattel paper or other written evidence of ownership or entitlement. All Restricted Disposition Proceeds shall be held by the Administrative Agent, in its capacity as escrow agent hereunder, as part of the Escrow. All Disposition Proceeds Collateral shall be held by the Administrative Agent in its capacity as Administrative Agent under the Loan Documents and the Administrative Agent shall be deemed to have possession thereof for purposes of perfecting the Security Interest in any such property.
ARTICLE III.

REPRESENTATIONS AND WARRANTIES
3.01    Representations and Warranties. Each Grantor represents and warrants as follows:
(a)    It hereby makes each representation and warranty made in the Credit Agreement by the Borrowers with respect to such Grantor. Each Grantor covenants and agrees that until the Facility Termination Date, it will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by it or them or that the Borrowers have agreed, in the Credit Agreement, to cause it or them to perform.
(b)    This Agreement and the grant of the Security Interest pursuant hereto creates a valid security interest in the Disposition Proceeds Collateral securing the payment of the Obligations, subject only to Liens permitted under Section 7.02 of the Credit Agreement, and upon taking possession thereof or the filing of financing statements in accordance with the UCC, such security interest in such Disposition Proceeds Collateral will be duly perfected; and all filings necessary or desirable to perfect and protect such security interest and such priority have been duly taken (or will be taken).
(c)    The Grantors are, individually or collectively, as applicable, the legal and beneficial owners of the Escrowed Shares and other Restricted Equity Interests; all of the Escrowed Shares and other Restricted Equity Interests currently outstanding and described on Schedule I are duly authorized and issued, fully paid and (in the case of corporate stock) non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance thereof have been paid; to the knowledge of the Grantors, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Escrowed Shares or other Restricted Equity Interests; the Escrowed Shares and other Restricted Equity Interests are free and clear of all Liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) Liens permitted under clauses (k), (l) or (q) of Section 7.02 of the Credit Agreement and (ii) restrictions on transferability imposed by this Agreement, the Credit Agreement and the other Loan Documents and the applicable Franchise Agreement or Framework Agreement (or the documents executed and delivered in connection therewith and related thereto) and applicable state and federal securities laws; neither this Agreement, the Credit Agreement nor any of the other Loan Documents creates or requires the creation or the granting by any Grantor of a Security Interest in the Escrowed Shares and other Restricted Equity Interests.
(d)    The original certificates (if any) representing all of the certificated Escrowed Shares and other certificated Restricted Equity Interests have been delivered to the Administrative Agent, in escrow; the Restricted Equity Interests described on Schedule I constitute (i) all of the issued and outstanding capital stock of each of the Escrow Subsidiaries as of the date hereof and (ii) the indicated number of shares and/or ownership interest percentages of the entities as shown on Schedule I.
ARTICLE IV.

COVENANTS
Each Grantor covenants and agrees that:
4.01    Further Assurances.
(a)    Each Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Administrative Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or in any Joinder Agreement, in the Disposition Proceeds Collateral, in the priority thereof, or to create or preserve the full benefits of this Agreement and the rights and powers of Administrative Agent herein or in any Joinder Agreement, or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder or thereunder with respect to any of the Disposition Proceeds Collateral. Upon written request by Administrative Agent, each Grantor will: (i) if the Disposition Proceeds Collateral are certificated, deliver to Administrative Agent such certificated Disposition Proceeds Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (ii) execute and file such financing or continuation statements, or amendments thereto, as may be necessary, or as Administrative Agent may request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby with respect to any and all such Disposition Proceeds Collateral.

(b)    Each Grantor hereby authorizes Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Disposition Proceeds Collateral without the signature of such Grantor where and to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement covering the Disposition Proceeds Collateral or any part thereof shall be sufficient as a financing statement where and to the extent permitted by applicable law.
(c)    Each Grantor will furnish to Administrative Agent from time to time, upon the written request of Administrative Agent, statements and schedules further identifying and describing the Disposition Proceeds Collateral, and such other reports in connection with the Disposition Proceeds Collateral, as Administrative Agent may reasonably request.
(d)    In addition to such other information as shall be specifically provided for herein, each Grantor shall furnish to the Administrative Agent such other information with respect to the Disposition Proceeds Collateral as the Administrative Agent may reasonably request from time to time in connection with the Disposition Proceeds Collateral, or the protection, preservation, maintenance or enforcement of the Security Interest or the Disposition Proceeds Collateral, including, without limitation, all documents and things in such Grantor’s possession, or subject to its demand for possession, related to the Disposition Proceeds Collateral.
(e)    Each Grantor agrees that if such Grantor shall at any time acquire any certificates representing additional Restricted Equity Interests of any Escrow Subsidiary, such Grantor shall promptly (and without the necessity for any request or demand by the Administrative Agent) deliver the certificates representing such shares or interests to the Administrative Agent, in escrow, in the same manner and with the same effect as described in Article I hereof. Upon delivery, such shares or evidences of ownership shall thereupon constitute Escrowed Shares for the purposes and upon the terms and conditions set forth in this Agreement.
(f)    No Grantor will make any Disposition of the Escrowed Shares or other Restricted Equity Interests (whether certificated or uncertificated) or any part thereof, or create directly or indirectly any security interest or otherwise encumber (other than any restriction imposed by any Franchise Agreement or Framework Agreement to which the Grantor is a party) any of the Escrowed Shares or other Restricted Equity Interests, or permit any of the Escrowed Shares or other Restricted Equity Interests to ever be or become subject to any warrant, put, option or other rights of third Persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, in each case, unless and until any Disposition Proceeds Collateral are paid and/or delivered to the Administrative Agent in accordance with this Agreement, or are received and retained by such Grantor in accordance with Section 4.04(a), and any Restricted Disposition Proceeds are delivered in escrow to the Administrative Agent to be held as Escrowed Shares.
(g)    Each Grantor shall enforce or secure in the name of Administrative Agent, for the benefit of the Secured Parties, the performance of each and every material obligation, term, covenant, condition and agreement and any other obligations, terms, covenants, conditions and agreements reasonably requested by the Administrative Agent relating to any certificated Disposition Proceeds Collateral in such Grantor’s organizational documents or stockholders, voting or similar agreements, or any purchase agreement related thereto, and such Grantor shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected therewith and upon request by the Administrative Agent, such Grantor will do so in the name of the Administrative Agent and on behalf of the Secured Parties, but at the expense of the Grantors, and the Grantors shall (jointly and severally) pay all costs and expenses of the Administrative

Agent and the Secured Parties, including, but not limited to, attorneys’ fees and expenses, in any action or proceeding in which the Secured Parties may appear.
(h)    The Grantors (jointly and severally) shall promptly pay to the Administrative Agent the amount of all costs and expenses of the Administrative Agent and/or the Secured Parties, including, but not limited to, attorneys’ fees, incurred by the Administrative Agent or the Secured Parties in connection with the enforcement of the rights of the Administrative Agent or the Secured Parties hereunder, in accordance with Section 10.04 of the Credit Agreement.
(i)    At no time shall any Escrowed Shares or other Restricted Equity Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account or (ii) which constitute a “security” (or as to which the related Escrow Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (or of any other jurisdiction whose laws may govern) be maintained in the form of uncertificated securities. With respect to Escrowed Shares that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Escrowed Shares are, and shall at all times be, represented by the share certificates listed on Schedule I hereto.
(j)    Each Grantor and each issuer of any Escrowed Shares or other Restricted Equity Interests shall mark each register or other ownership or transfer record relating to any of the Escrowed Shares or other Restricted Equity Interests with a notation indicating that such securities are subject to this Agreement.
4.02    Preservation of Escrowed Shares. Neither the Administrative Agent nor the Secured Parties shall have any responsibility for or obligation or duty with respect to all or any part of the Escrowed Shares or other Restricted Equity Interests or any Disposition Proceeds Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation beyond the use of reasonable care in the custody and preservation thereof while in its possession, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible generally for the preservation of all rights in the Escrowed Shares, the other Restricted Equity Interests and the Disposition Proceeds Collateral.
4.03    Collection of the Loan. Neither the Administrative Agent nor any Secured Party shall ever be liable for any failure to use due diligence in the collection of any and all amounts due and owing under this Agreement or any other Loan Document.
4.04    Rights of Parties Before the Occurrence of an Event of Default.
(1)     Exercising Rights and Receipt of Cash Proceeds Prior to an Event of Default. Unless and until an Event of Default shall occur and be continuing:
(i)    With respect to all Disposition Proceeds Collateral, the Grantors shall be entitled to receive all cash dividends or interest paid in respect of or attributable to such Disposition Proceeds Collateral and any and all other Distributions. As used herein “Distributions” shall mean the declaration or payment of any dividend or other distribution on or with respect to such Disposition Proceeds Collateral, and any other payment made with respect to such Disposition Proceeds Collateral other than in respect of a Disposition thereof. All such Distributions (other than cash Distributions) shall if received by any Person other than the Administrative Agent, be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall forthwith be delivered to the Administrative Agent duly endorsed and accompanied by duly executed instruments of transfer, all in form and substance satisfactory to the Administrative Agent to be held subject to the Security Interest and the other provisions of this Agreement.
(ii)    With respect to all Disposition Proceeds Collateral, each Grantor shall have the right to vote and give consents with respect to all such Disposition Proceeds Collateral owned by it and to consent to, ratify, or waive notice of any and all meetings and take such other action as it deems appropriate to protect or further its interests in respect thereof; provided, that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or provisions of this Agreement or any other Loan Document.
(b)    Exercising Rights in Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without the consent of any Grantor, may:
(i)    At any time vote or consent in respect of any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral) and authorize any such Disposition Proceeds Collateral to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to the Administrative Agent, in its sole discretion, to protect or further the interests of the Administrative Agent and the Secured Parties in respect of any such Disposition Proceeds Collateral as though it were the outright owner thereof, and, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent, after the occurrence and during the continuance of an Event of Default, its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all such Disposition Proceeds Collateral standing in the name of such Grantor or with respect to which such Grantor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Agreement;
(ii)    In respect of any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral), join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to the Administrative Agent in respect of any such Disposition Proceeds Collateral, and deposit any such Disposition Proceeds Collateral under any such plan; make any exchange, substitution, cancellation or surrender of such Disposition Proceeds Collateral required by any such plan and take such action with respect to any such Disposition Proceeds Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of such Disposition Proceeds Collateral from the Security Interest of this Agreement;
(iii)    Receive for application as provided in Section 8.06 of the Credit Agreement all payments of whatever kind made upon or with respect to any Disposition Proceeds Collateral and all Disposition Proceeds Collateral consisting of cash; and
(iv)    Subject to the provisions of Section 4.04(c) hereof, transfer or endorse into its name, or into the name or names of its nominee or nominees, all or any of the Disposition Proceeds Collateral.
(c)    Right of Sale of Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right

(except at private sale) to bid for and buy, free from any right of redemption, any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral) upon five (5) days’ notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Grantors of the time and place of sale, for cash, upon credit or for future delivery, at the Administrative Agent’s option and in the Administrative Agent’s complete discretion at public sale, including a sale at any broker’s board or exchange or private sale.
The Administrative Agent is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Administrative Agent may deem required or appropriate in the event of sale or disposition of such Disposition Proceeds Collateral. Each Grantor understands that the Administrative Agent may in its sole discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for such Disposition Proceeds Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Each Grantor agrees (A) that in the event the Administrative Agent shall so sell such Disposition Proceeds Collateral, or any portion thereof, at such private sale or sales, the Administrative Agent shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by the Administrative Agent in obtaining such advice to be paid by the Grantors as an expense related to the exercise by the Administrative Agent of its rights hereunder), and (B) that such reliance shall be conclusive evidence that the Administrative Agent handled such matter in a commercially reasonable manner. No Secured Party shall be under any obligation to take any steps to permit such Disposition Proceeds Collateral to be sold at a public sale or to delay a sale to permit the Escrow Subsidiaries to register such Disposition Proceeds Collateral for public sale under the Securities Act of 1933 or applicable state securities law. In case of any sale by the Administrative Agent of the Disposition Proceeds Collateral on credit or for future delivery, the Disposition Proceeds Collateral sold may be retained by the Administrative Agent until the selling price is paid by the purchaser, but the Administrative Agent shall incur no liability in case of failure of the purchaser to take up and pay for the Disposition Proceeds Collateral so sold. In case of any such failure, such Disposition Proceeds Collateral so sold may be again similarly sold. In connection with the sale of the Disposition Proceeds Collateral, the Administrative Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Administrative Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Administrative Agent shall be deemed not to be “commercially reasonable” because so made. In no event, however, shall the Administrative Agent or any Secured Party have any right to sell, foreclose upon, or compel the sale of, any Escrowed Shares.
(d)    Other Rights After an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, at its election, may with respect to all Disposition Proceeds Collateral exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of New York or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, or under any other Loan Document, at law, in equity or otherwise.
(e)    Application of Proceeds. Any and all Disposition Proceeds Collateral including cash proceeds and the proceeds from the disposition as hereinabove provided of Disposition Proceeds Collateral received by Lenders or any part thereof shall be applied as provided in Section 8.06 of the Credit Agreement.

4.05    Right to File as Financing Statement. The Administrative Agent shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Administrative Agent to do so shall not impair the validity or enforceability of this Agreement or the Security Interest.
4.06    Restricted Disposition Shares; No Control by Administrative Agent or Lenders.
(1)     Notwithstanding anything herein or in any other Loan Document to the contrary, the Administrative Agent shall not have, or be deemed to have, a security interest in any Restricted Disposition Proceeds or the Escrowed Shares, but the Administrative Agent shall have, and is hereby granted, a security interest in Disposition Proceeds Collateral (the “Subsequent Proceeds”) of Restricted Disposition Proceeds so long as such Subsequent Proceeds are not themselves Restricted Disposition Proceeds. Any Restricted Disposition Proceeds delivered to the Administrative Agent to be held in escrow by the Administrative Agent and will be deemed to be Escrowed Shares for purposes of this Agreement.
(b)    Notwithstanding anything herein or in any other Loan Document to the contrary, this Agreement, the Credit Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby, do not and will not, constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of any of the Escrow Subsidiaries by the Administrative Agent or any Secured Party, or control, affirmative or negative, direct or indirect, by the Administrative Agent or any Secured Party over the management or any other aspect of the day-to-day operation of the Escrow Subsidiaries, which ownership and control remains exclusively and at all times in each of the Escrow Subsidiaries.
4.07    Agreement to Supplement. Each Grantor acknowledges and agrees that this Agreement shall be amended and supplemented from time to time to specifically include a description of all Escrowed Shares subject hereto subsequent to the date hereof, and the Administrative Agent shall be entitled to supplement Schedule I from time to time, without any action or joinder of the Grantors to reflect the addition of all such additional Escrowed Shares. The Administrative Agent shall have a valid first priority security interest in all additional Disposition Proceeds which come into existence after the date hereof, whether or not reflected on a supplement to Schedule I. Each Grantor hereby agrees to execute, deliver and cause the filing of all stock powers, financing statements and other documents and to take such further action as deemed necessary in the Administrative Agent’s reasonable discretion with respect to each such additional Escrowed Shares and Disposition Proceeds to ensure each Grantor’s compliance hereunder with respect thereto.
4.08    Reinstatement. The granting of a security interest in the Disposition Proceeds Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 4.08 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date. The “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreement and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank, as the case may be, have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuers shall have been made).

4.09    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust the Disposition Proceeds Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Disposition Proceeds Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Disposition Proceeds Collateral herein described or any part thereof or any such other security; and (ii) apply such Disposition Proceeds Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.
The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Disposition Proceeds Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Disposition Proceeds Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
4.10    Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.
4.11    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.
4.12    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Disposition Proceeds Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Disposition Proceeds Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Disposition Proceeds Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Disposition Proceeds Collateral shall be subjected to the remedies provided in this Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.
4.13    Entire Agreement. This Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.
4.14    Reliance. Each Grantor hereby consents and agrees that all Persons shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Disposition Proceeds Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any Persons.
4.15    Binding Agreement; Assignment. This Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement, any Joinder Agreement or any interest herein or therein or in the Disposition Proceeds Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Disposition Proceeds, or any part thereof, or any cash or property held by the Administrative Agent as the Disposition Proceeds under this Agreement except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 4.15, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
4.16    Secured Cash Management and Secured Hedge Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Disposition Proceeds Collateral (including the release or impairment of any Disposition Proceeds Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement
4.17    Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
4.18    Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 4.18, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Agreement.
4.19    Termination. Subject to the provisions of Section 4.08, this Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Administrative Agent shall, at the sole expense of the Grantors, promptly deliver to the Grantors the Escrowed Shares, all other certificated Restricted Equity Interests and the Disposition Proceeds Collateral and take such actions at the request of the Grantors as may be necessary to effect the same.
4.20    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor hereunder, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
4.21    Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Grantor” (as such term is defined in this Agreement) under this Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder to the extent required pursuant to such Joinder Agreement as a Grantor and shall have thereupon pursuant to Section 2.01 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Disposition Proceeds which it has at its applicable date of execution of its respective Joinder Agreement or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each Joinder Agreement.
4.22    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.
4.23    Governing Law; Waivers. (1) THIS AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(a)    EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
(b)    EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH GRANTOR PROVIDED IN SECTION 4.20 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.
(c)    NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY GRANTOR OR ANY OF SUCH GRANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.
(d)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
(e)    EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

4.24    Amendment and Restatement. Notwithstanding this amendment and restatement of the Existing Escrow and Security Agreement, (i) all of the indebtedness, liabilities and obligations owing by the Grantors or any other Person under the Existing Escrow and Security Agreement shall continue as obligations hereunder, as amended hereby, and shall be and remain secured by this Agreement, (ii) the Existing Security Interest shall continue as a security interest hereunder, as amended hereby, and (iii) this Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Grantors under, the Existing Escrow and Security Agreement and neither the execution and delivery of this Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Escrow and Security Agreement or the Existing Security Interest created thereunder.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.
GRANTORS:
ASBURY AUTOMOTIVE GROUP, INC.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

AF MOTORS, L.L.C.
ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY CO SUB, LLC
ASBURY DELAND HUND, LLC
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

ASBURY JAX HOLDINGS, L.P.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
BFP MOTORS L.L.C.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CK CHEVROLET L.L.C.
CK MOTORS LLC
CN MOTORS L.L.C.
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
COGGIN MANAGEMENT, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Linda K. Lov
Typed Name:    Linda K. Lov
Typed Title:    Assistant Vice President

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Deland, L.L.C.	AF Motors, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	ANL, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	ANL, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Arkansas Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Asbury AR Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta AC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta AU L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta BM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta CHEV, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Chevrolet L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Hund L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Inf L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Infiniti L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Jaguar L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta K L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Lex L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Nis II, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Nis L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Toy 2 L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Toy L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta VB L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta VL L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 1
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Arkansas L.L.C.	Asbury Automotive Arkansas Dealership Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Arkansas L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Atlanta II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Atlanta L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Tampa Management L.L.C.	Asbury Automotive Brandon, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Asbury Automotive Brandon, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Automotive Central Florida, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Automotive Deland, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Fresno L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group, Inc.	Asbury Automotive Group L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Jacksonville GP L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville GP L.L.C.	Asbury Automotive Jacksonville, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Jacksonville, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Mississippi L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina L.L.C.	Asbury Automotive North Carolina Dealership Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive North Carolina L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Asbury Automotive North Carolina Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Oregon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Southern California L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 2
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Group L.L.C.	Asbury Automotive St. Louis II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive St. Louis, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Tampa GP L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa GP L.L.C.	Asbury Automotive Tampa, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Tampa, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Texas L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Automotive Texas Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive West, LLC	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	Asbury CH Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive West, LLC	Asbury CO SUB, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Deland, L.L.C.	Asbury Deland Hund, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Deland Imports 2, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury Fresno Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Ft. Worth Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Georgia Toy, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN CBG, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN CDJ, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN Chev, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury Indy Chev, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN HON, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN TOY, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax AC, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 3
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Jax Management L.L.C.	Asbury Jax Holdings, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Holdings, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax K L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax VW L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Asbury MS CHEV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Asbury MS Gray-Daniels L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury No Cal Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury Sacramento Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC JPV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC LEX L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC Toy L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal DC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury South Carolina Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis Cadillac L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis II L.L.C.	Asbury St. Louis Lex L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis LR L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis M L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa, L.P.	Asbury Tampa Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 4
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Texas L.L.C.	Asbury Texas D FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Texas H FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Deland Imports 2, L.L.C.	Asbury-Deland Imports, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Atlanta Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	Avenues Motors, Ltd.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Avenues Motors, Ltd.	Florida	N/A	N/A	99%	Uncertificated
Asbury Jax Management L.L.C.	Bayway Financial Services, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Bayway Financial Services, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Coggin Automotive Corp.	BFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	C & O Properties, Ltd.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	C & O Properties, Ltd.	Florida	N/A	N/A	99%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Camco Finance II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CH Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	CHO Partnership, LTD.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	CHO Partnership, LTD.	Florida	N/A	N/A	99%	Uncertificated
Asbury Automotive Central Florida, L.L.C.	CK Chevrolet LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Central Florida, L.L.C.	CK Motors LLC	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CN Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Coggin Automotive Corp.	Florida	Common Stock	75,750	100%	19
Asbury Automotive Jacksonville, L.P.	Coggin Cars L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Coggin Chevrolet L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	Coggin Management, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Coggin Management, L.P.	Delaware	N/A	N/A	99%	Uncertificated

Schedule I - Page 5
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Coggin Automotive Corp.	CP-GMC Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Crown Acura/Nissan, LLC	North Carolina	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHH L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown FDO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown FFO Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Crown FFO Holdings L.L.C.	Crown FFO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GAC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GBM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GCA L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GDO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GHO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GNI L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GPG L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GVO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 6
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Crown Honda, LLC	North Carolina	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown Motorcar Company L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown PBM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown RIA L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown RIB L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown SJC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown SNI L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	CSA Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-NN L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-NS L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-T L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Florida Automotive Services L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	HFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa, L.P.	JC Dealer Systems, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	KP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Austin-Acra, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Frisco-Hon, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Grande, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Houston-Hon, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Houston-Niss, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Irving-Hon, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 7
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Texas L.L.C.	McDavid Outfitters, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Plano-Acra, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Mid-Atlantic Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Mississippi Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Missouri Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP FLM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP MZD L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP VKW L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Plano Lincoln-Mercury, Inc.	Delaware	Common Stock	5,581	100%	11
Precision Enterprises Tampa, Inc.	Precision Computer Services, Inc.	Florida	Common Stock	100	100%	5
Asbury Automotive Group, Inc.	Precision Enterprises Tampa, Inc.	Florida	Common Stock	8,926	100%	10
Precision Enterprises Tampa, Inc.	Precision Infiniti, Inc.	Florida	Common Stock	10,000	100%	4
Precision Enterprises Tampa, Inc.	Precision Motorcars, Inc.	Florida	Common Stock	460,000	100%	8
Precision Enterprises Tampa, Inc.	Precision Nissan, Inc.	Florida	Common Stock	100	100%	4
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Premier NSN L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Premier Pon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Prestige Bay L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 8
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Prestige TOY L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Brandon FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Cumming GA, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Ft. Myers FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Q Automotive Group L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Holiday FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Jacksonville FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Kennesaw GA, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Orlando FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Tampa FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Southern Atlantic Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Hund, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Hund, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Kia, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Kia, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa LM, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa LM, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Mit, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Mit, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Texas Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Thomason Auto Credit Northwest, Inc.	Oregon	Common Stock	1,053	100%	101R
Asbury Automotive Oregon L.L.C.	Thomason Dam L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Oregon L.L.C.	Thomason FRD L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - Page 9
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)
Asbury Automotive Oregon L.L.C.	Thomason Hund L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Oregon L.L.C.	Thomason Pontiac-GMC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Tampa Management L.L.C.	WMZ Motors, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	WMZ Motors, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	WTY Motors, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	WTY Motors, L.P.	Delaware	N/A	N/A	99%	Uncertificated

Schedule I - Page 10
THIRD AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT